Segment Information	12 Months Ended
Dec. 31, 2018
Segment Reporting [Abstract]
Segment Information
19.	Segment Information

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker ("CODM"), or decision making group, in deciding how to allocate resources and in assessing performance. The company concluded that the Group's CODM is Mr. Wei Wen, Chairman of the Board of Directors and CEO.

The Group's organizational structure is based on a number of factors that the CODM uses to evaluate, view and run its business operations which include, but not limited to, customer base, homogeneity of products and technology. The Group's operating segments are based on such organizational structure and information reviewed by the Group's CODM to evaluate the operating segment results. The Group has internal reporting of revenue, cost and expenses by nature as a whole. Hence, the Group has two operating segments.

The Company’s one segment is auto shows, group-purchase facilitation and virtual dealership, demand-side platform advertising services and others (“auto shows segment”).

The Company disposed of its electric vehicle sales facilitation business in June 2018. This is the Discontinued Business and the results of this segment are included as discontinued operations for the years ended December 31, 2016, 2017 and 2018.

Key revenues streams of auto shows segment are as below:

	December 31, 2016 RMB	December 31, 2017 RMB	December 31, 2018 RMB
Auto shows	50,840	263,927	644,251
Group-purchase facilitation	66,513	16,739	-
Virtual dealership, demand-side platform advertising services and others	-	-	6,762
Total	117,353	280,666	651,013

Substantially all revenues are derived from China based on the geographical locations where services are provided to customers. In addition, the Group's long-lived assets are substantially all located in China. Therefore, no geographical segments are presented.